                                                                   EXHIBIT 99.1

                              STOCKHOLDER AGREEMENT


        This STOCKHOLDER AGREEMENT (the "Agreement") is made and entered into on June 29, 1999 by and between CAI Partners and Company II, L.P., a Canadian limited partnership, CAI Capital Partners and Company II, L.P., a Canadian limited partnership, and Jack R. Anderson (collectively the "Investors"), and Steven J. Baileys, D.D.S., an individual (the "Stockholder").

        WHEREAS the Investors and SafeGuard Health Enterprises, Inc., a Delaware corporation (the "Company"), propose to enter into a Debenture and Note Purchase Agreement dated as of the date hereof (as the same may be amended or supplemented, the "Debenture and Note Purchase Agreement"), providing for the sale to Investors of Debentures of the Company in the aggregate principal amount of $20,000,000, shares of Preferred Stock of the Company and Senior Notes of the Company in the aggregate principal amount of $20,000,000 together with detachable Warrants for the purchase of 2,500,000 shares of Common Stock of the Company (collectively, the "Transaction") upon the terms and subject to the conditions set forth in the Debenture and Note Purchase Agreement; and

        WHEREAS the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock") set forth opposite his name on Schedule A attached hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement being collectively referred to herein as the "Subject Shares"); and

        WHEREAS, as a condition to its willingness to enter into the Debenture and Note Purchase Agreement, Investors have requested that the Stockholder enter into this Agreement;

        NOW, THEREFORE, to induce Investors to enter into, and in consideration of the Investors entering into, the Debenture and Note Purchase Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

        1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Investors as of the date hereof as follows:

        (a) Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transaction contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets. If the Stockholder is married and the Stockholder's Subject Shares constitute community property or the



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Stockholder otherwise needs spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such spouse in accordance with its terms. The Stockholder agrees to deliver to Investor upon request a proxy substantially in the form attached hereto as Exhibit A, which proxy shall be coupled with an interest and irrevocable to the extent permitted under Delaware law, with the total number of such Stockholder's Subject Shares correctly indicated thereon.

        (b) The Subject Shares. The Stockholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares set forth opposite his name on Schedule A attached hereto, free and clear of any claims, liens, encumbrances and security interests whatsoever; except for 50,000 of the subject shares that are pledged to Bear Stearns. Other than shares of Company Common Stock held by certain trusts of which the Stockholder is a trustee and held by a foundation of which the Stockholder is an officer, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite his name on Schedule A attached hereto. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement. The Stockholder does not own any options or warrants to acquire any shares of Company Common Stock or any other securities convertible into or exchangeable for Company Common Stock, other than options to acquire 295,000 shares of Company Common Stock.

        2. Representations and Warranties of Investors. The Investors hereby represent and warrant to the Stockholder that Investors have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Investors, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Investors. This Agreement has been duly executed and delivered by Investors and constitutes a valid and binding obligation of Investors enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or by-laws of Investor, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Investors or to Investors' property or assets.

        3. Covenants of the Stockholder. Until the termination of this Agreement in accordance with Section 6, the Stockholder agrees as follows:

        (a) At any meeting of stockholders of the Company called to vote upon the Debenture and Note Purchase Agreement, as the same may be amended, and the transactions contemplated by the Debenture and Note Purchase Agreement, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Debenture and Note Purchase Agreement and the transactions contemplated thereby is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of the Debenture and Note Purchase Agreement and the approval of the terms thereof and each of the transactions contemplated by the Debenture and Note Purchase Agreement.



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        (b) At any meeting of stockholders of the Company or at any other adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger, consolidation, combination, sale or substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other takeover proposal, as such term is defined in the Debenture and Note Purchase Agreement (a "Takeover Proposal") or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal (including with respect to the election of directors) or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Debenture and Note Purchase Agreement or any of the transactions contemplated by the Debenture and Note Purchase Agreement. Subject to Section 8, the Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

        (c) Except with respect to the 50,000 shares of the Subject Shares pledged by the Stockholder to Bear Stearns, the Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, the Subject Shares to any person, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Takeover Proposal. Notwithstanding the foregoing, the Stockholder shall have the right, for estate planning purposes, to Transfer Subject Shares to a transferee following the due execution and delivery to Investors by each transferee of a counterpart to this Agreement.

        (d) Subject to the terms of Section 8 hereof, during the term of this Agreement, the Stockholder shall not, in his capacity as an individual stockholder of the Company with respect to the Subject Shares, nor shall it permit any investment banker, attorney or other adviser or representative of the Stockholder in his capacity as an individual stockholder of the Company with respect to the Subject Shares to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Takeover Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal, except to the extent such actions are in his capacity as a director of the Company in connection with actions permitted to the Company under Section 6.2 of the Debenture and Note Purchase Agreement.

        (e) Until after the closing contemplated by the Debenture and Note Purchase Agreement is consummated or the Debenture and Note Purchase Agreement is terminated, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Company and Investors in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the Debenture and Note Purchase Agreement.

        4. Further Assurances. Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Investors may reasonably request for the purpose effectively carrying out the transactions contemplated by this Agreement.



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        5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that Investors may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any permitted assigns under the Debenture and Note Purchase Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        6. Termination. This Agreement shall terminate upon the earlier of (a) the termination of the Debenture and Note Purchase Agreement in accordance with the terms thereof and (b) the Closing under the Debenture and Note Purchase Agreement.

        7.     General Provisions.

        (a) Amendments. This Agreement may not be amended, altered or supplemented except by an instrument in writing signed by each of the parties hereto.

        (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Investors in accordance with Section
15.3 of the Debenture and Note Purchase Agreement and to the Stockholder at his address set forth on Schedule A attached hereto (or at such other address for a party as shall be specified by like notice).

        (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

        (e) Entire Agreement: No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        (f) Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Debenture and Note Purchase Agreement.

        (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.



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        8. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. Stockholder signs solely in his capacity as the record holder and beneficial owner of such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder in his capacity as an officer or director of the Company to the extent specifically permitted by the Debenture and Note Purchase Agreement or in his capacity as a trustee of any trust or as an officer of any foundation which holds shares of Company Common Stock.

        9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, Investors have signed this Agreement and the
Stockholder has signed this Agreement, all as of the date first written above.

                                       INVESTORS:

                                       CAI PARTNERS AND COMPANY II, L.P.

                                       By: CAI PARTNERS GP & CO., L.P.,
                                           the General Partner


                                           By: /s/ Leslie B. Daniels
                                               -------------------------------
                                               Leslie B. Daniels, President of
                                               CLEA II Co., a General Partner


                                       CAI CAPITAL PARTNERS AND COMPANY II, L.P.

                                       By: CAI CAPITAL PARTNERS GP & CO., L.P.,
                                           the General Partner


                                           By: /s/ Leslie B. Daniels
                                               --------------------------------
                                               Leslie B. Daniels, President of
                                               CLEA II Co., a General Partner



                                               /s/ Jack R. Anderson
                                               --------------------------------
                                                   Jack R. Anderson


                                       STOCKHOLDER:


                                       /s/ Steven J. Baileys
                                       ----------------------------------------
                                       Steven J. Baileys, D.D.S.

                                       Acknowledged and Agreed as of the Date
                                       First Written:


                                       /s/ Deborah Suttie Baileys
                                       ----------------------------------------
                                       Spouse of Stockholder



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

                                   SCHEDULE A


                                                         Shares of Company
        Name and Address of Stockholder                    Common Stock
        -------------------------------                    ------------
        Steven J. Baileys, D.D.S.                             645,000
        95 Enterprise
        Aliso Viejo, CA 92656



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

                                              Exhibit A to Stockholder Agreement


               FORM OF IRREVOCABLE PROXY, COUPLED WITH AN INTEREST
                               _______ ___, 1999


        The undersigned Steven J. Baileys, D.D.S. (the "Stockholder") hereby irrevocably (to the extent provided in Section 212 of the Delaware General Corporation Law) appoints Leslie C. Daniels and Jack R. Anderson, the attorneys and proxies of Stockholder, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to the shares of common stock, par value $.01 per share (the "Company Common Stock"), of SafeGuard Health Enterprises, Inc. a Delaware corporation (the "Company"), owned of record by the Stockholder (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Subject Shares are hereby revoked and no subsequent proxies will be given with respect to the Subject Shares. This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law) and is granted in consideration of the Company and the Investors (named therein) entering into the Debenture and Note Purchase Agreement, dated as of June 29, 1999 (as the same may be amended or supplemented, the "Debenture and Note Agreement"). The attorneys and proxies named above are empowered, at any time prior to the termination of the Debenture and Note Purchase Agreement, dated as of June 29, 1999, between Investors and Stockholder in accordance with its terms, to exercise all voting and other related rights (including, without limitation, the power to execute and deliver written consents with respect to the Subject Shares) of Stockholder at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, (a) in favor of approval of the Debenture and Note Purchase Agreement and the transactions contemplated thereby and (b) against any (i) Takeover Proposal, as defined in the Debenture and Note Purchase Agreement, or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal (including with respect to the election of directors) or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Debenture and Note Purchase Agreement or any of the other transactions contemplated by the Debenture and Note Purchase Agreement. Stockholder retains the right to vote the Subject Shares on all matters other than the matters described in the preceding sentence. This proxy is subject to the terms of that certain Stockholder Agreement of even date herewith, including without limitation, Section 8 thereof, and this Proxy shall automatically terminate upon termination of the Debenture and Note Purchase Agreement.


STOCKHOLDER SIGNATURE:
                         ------------------------------
                         Steven J. Baileys, D.D.S.

Dated: ______________, 1999.



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